UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 28, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                        AMERICAN EXPLORATION CORPORATION
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


            NEVADA                    333-141060                  98-0518266
____________________________   ________________________      ___________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
       of incorporation)                                     Identification No.)


                      407 2ND ST SW
                        SUITE 700
                CALGARY, ALBERTA, CANADA                    T2P 2Y3
        ________________________________________           __________
        (Address of principal executive offices)           (Zip Code)


                                 (403) 233-8484
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425  under  the  Securities  Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12  under  the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


                                    ________

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

American Exploration Corporation, a Nevada corporation (the "Company") has engaged GBH, CPAs, PC ("GBH") as its principal independent registered public accounting firm effective October 28, 2009. Concurrent with this appointment, the Company has accepted the resignation of Seale & Beers, CPAs ("S&B"), effective October 28, 2009. The decision to change its principal independent registered public accounting firm has been approved by the Company's board of directors.

The  Company  had engaged S&B as its  principal  independent  registered  public accounting firm effective August 11, 2009 after the acceptance of the resignation of Moore & Associates, Chartered Accountants ("Moore"), effective
August 10, 2009. On August 27, 2009 the Public Company Accounting Oversight Board (the "PCAOB") revoked the registration of Moore due to: (i) violations of PCAOB rules and auditing standards in auditing financial statements; (ii) violations of PCAOB rules and quality controls standards; and (iii) violations of Section 10(b) of the Securities Act of 1934 and Rule 10b-5 thereunder; and
(iv) noncooperation with a PCAOB investigation.

Therefore, due to the length of time of engagement with S&B as the Company's auditors, there is no report by S&B on the Company's financial statements. The report of Moore on the Company's financial statements for fiscal years ended Decemeb 31, 2008 and December 31, 2007 (which included the balance sheet as of December 31, 2008 and the statement of operations, cash flows and stockholders' equity for the period from May 11, 2006 (inception) through December 31, 2008), did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern. During the Company's fiscal year ended December 31, 2008, and during the subsequent period through to the date of Moore's resignation, there were no disagreements between the Company and Moore, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Moore, would have caused DMCL to make reference thereto in its report on the Company's audited financial statements.

The Company has provided S&B with a copy of this Current Report on Form 8-K and has requested that S&B furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not S&B agrees with the statements made in this Current Report on Form 8-K with respect to S&B and, if not, stating the aspects with which they do not agree. The Company has received the requested letter from S&B wherein they have confirmed their agreement to the Company's disclosures in this Current Report with respect to S&B. A copy of S&B's letter has been filed as an exhibit to this Current Report.

In connection with the Company's appointment of GBH as the Company's principal registered accounting firm at this time, the Company has not consulted GBH on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's financial statements.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

    Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(C) SHELL COMPANY TRANSACTION.

    Not applicable.

(D) EXHIBITS.

    16.1   Letter of Seale & Beers, CPAs


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     AMERICAN EXPLORATION CORP.


Date: November 2, 2009.


                                     /s/ STEVEN HARDING
                                     ________________________________________
                                     Name:  Steven Harding
                                     Title: President/Chief Executive Officer


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